UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2007

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 12, 2007, in connection with our secured revolving line of credit, or line of credit, with LaSalle Bank National Association, or LaSalle, we, along with our subsidiaries, entered into a Modification of Loan Agreement with LaSalle, or the Loan Modification. The material terms of the Loan Modification increased the aggregate maximum principal amount available under the line of credit from $50,000,000 to $80,000,000; modified the applicable margin rate for LIBOR loans from a range of 1.45% to 1.60% to a stated margin of 1.50%; and decreased the applicable margin rate for base rate loans from 0.5% to 0.0%. Also on December 12, 2007, KeyBank National Association, or KeyBank, joined LaSalle as a lender under the line of credit.

In connection with the Loan Modification, we, through Grubb & Ellis Healthcare REIT Holdings, L.P., our subsidiary, executed an amended and restated promissory note dated December 12, 2007 in the amount of $40,000,000 in favor of LaSalle as lender, or the LaSalle Note; and an amended and restated promissory note dated December 12, 2007 in the amount of $40,000,000 in favor of KeyBank as lender, or the KeyBank Note. The LaSalle Note and KeyBank Note, which mature on September 10, 2010, replace the existing promissory note in the amount of $50,000,000 with LaSalle as lender, which was issued on September 10, 2007 in connection with the line of credit.

The above descriptions of the Loan Modification, LaSalle Note and KeyBank Note are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K. The material terms of the line of credit with LaSalle are qualified in their entirety by the terms of the Loan Agreement, Promissory Note, Contribution Agreement, Guaranty of Payment, Mortgage Loan Agreement, Deeds of Trust, Environmental Indemnity Agreements and Joinder Agreements previously filed as Exhibits 10.3 through 10.13 to the Current Report on Form 8-K we filed on September 14, 2007.

Item 7.01 Regulation FD Disclosure.

On December 18, 2007, we issued a press release announcing the increase of the line of credit and the addition of KeyBank as a lender under the line of credit. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Modification of Loan Agreement by and among Grubb & Ellis Healthcare REIT Holdings, L.P., Grubb & Ellis Healthcare REIT, Inc., NNN Healthcare/Office REIT 2750 Monroe, LLC, NNN Healthcare/Office REIT Triumph, LLC and LaSalle Bank National Association, dated December 12, 2007

10.2 Amended and Restated Promissory Note by Grubb & Ellis Healthcare REIT Holdings, L.P. in favor of LaSalle Bank National Association, dated December 12, 2007

10.3 Amended and Restated Promissory Note by Grubb & Ellis Healthcare REIT Holdings, L.P. in favor of KeyBank National Association, dated December 12, 2007

10.4* Loan Agreement by and between NNN Healthcare/Office REIT Holdings, L.P. and LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.3 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.5* Promissory Note by NNN Healthcare/Office REIT Holdings, L.P. in favor of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.4 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.6* Contribution Agreement by NNN Healthcare/Office REIT Holdings, L.P. and NNN Healthcare/Office REIT Quest Diagnostics, LLC and NNN Healthcare/Office REIT Triumph, LLC, et al., dated September 10, 2007 (included as Exhibit 10.5 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.7* Guaranty of Payment by NNN Healthcare/Office REIT, Inc. for the benefit of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.6 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.8* Open End Real Property Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing by NNN Healthcare/Office REIT Quest Diagnostics, LLC for the benefit of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.7 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.9* Commercial Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (on the Triumph Hospital Northwest property) by NNN Healthcare/Office REIT Triumph, LLC for the benefit of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.8 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.10* Commercial Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (on the Triumph Hospital Southwest property) by NNN Healthcare/Office REIT Triumph, LLC for the benefit of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.9 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.11* Environmental Indemnity Agreement by NNN Healthcare/Office REIT Holdings, L.P., NNN Healthcare/Office REIT Quest Diagnostics, LLC, and NNN Healthcare/Office REIT, Inc. for the benefit of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.10 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.12* Environmental Indemnity Agreement by NNN Healthcare/Office REIT Holdings, L.P., NNN Healthcare/Office REIT Triumph, LLC, and NNN Healthcare/Office REIT, Inc. for the benefit of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.11 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.13* Joinder Agreement by NNN Healthcare/Office REIT Quest Diagnostics, LLC in favor of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.12 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

10.14* Joinder Agreement by NNN Healthcare/Office REIT Triumph, LLC in favor of LaSalle Bank National Association, dated September 10, 2007 (included as Exhibit 10.13 to our Form 8-K filed September 14, 2007 and incorporated herein by reference)

99.1 Grubb & Ellis Healthcare REIT, Inc. Press Release, dated December 18, 2007

___________________
* Filed previously

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

December 18, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Modification of Loan Agreement by and among Grubb & Ellis Healthcare REIT Holdings, L.P., Grubb & Ellis Healthcare REIT, Inc., NNN Healthcare/Office REIT 2750 Monroe, LLC, NNN Healthcare/Office REIT Triumph, LLC and LaSalle Bank National Association, dated December 12, 2007
10.2	Amended and Restated Promissory Note by Grubb & Ellis Healthcare REIT Holdings, L.P. in favor of LaSalle Bank National Association, dated December 12, 2007
10.3	Amended and Restated Promissory Note by Grubb & Ellis Healthcare REIT Holdings, L.P. in favor of KeyBank National Association, dated December 12, 2007
99.1	Grubb & Ellis Healthcare REIT, Inc. Press Release, dated December 18, 2007